UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2005
PVC Container Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-08791	13-2616435

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
2 Industrial Way West, Eatontown, New Jersey 07724
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(732) 542-0060
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 16, 2005, PVC Container Corporation issued a press release announcing that its Board of Directors approved a 1-for-2,000 reverse stock split as part of a going-private transaction. A copy of the press release, dated September 16, 2005, is attached hereto as Exhibit No. 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	PVC Container Corporation Press Release, dated September 16, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 19, 2005

PVC CONTAINER CORPORATION

By	/s/ Jeffrey Shapiro

Name: Jeffrey Shapiro Title: Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	PVC Container Corporation Press Release, dated September 16, 2005.